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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT:  MARCH 31, 1995


                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-4219              C-74-1339132
(State or other jurisdiction     (Commission File No.)    (I.R.S. Employee
     of incorporation)                                    Identification No.)


                P.O. BOX 4240
                HOUSTON, TEXAS                      77210-4240
   (Address of principal executive offices)         (Zip Code)


                                (713) 940-6100
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

               The information set forth in the press release issued by Zapata Corporation on March 31, 1995 and filed as an Exhibit hereto is incorporated by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

                    Exhibit 99.1 - Press Release of Zapata Corporation issued on March 31, 1995.
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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ZAPATA CORPORATION



                                    By:    /s/ Joseph L. von Rosenberg III
                                       --------------------------------------
                                            Joseph L. von Rosenberg III
                                          Vice President, General Counsel
                                              and Corporate Secretary



Date:  March 31, 1995

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